CREDIT AGREEMENT

                                     BETWEEN

                         NORTHWEST TELEPRODUCTIONS, INC.

                                       AND

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION




                           Closing Date: July 24, 1996






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                                TABLE OF CONTENTS



ARTICLE I Definitions.........................................................1
     Section 1.1       Definitions............................................1

ARTICLE II Amount and Terms of the Revolving and Term Loans..................10
     Section 2.1       Revolving Advances....................................10
     Section 2.2       First Replacement Term Note...........................11
     Section 2.3       Second Replacement Term Note..........................11
     Section 2.4       Interest..............................................11
     Section 2.5       Collateral............................................12
     Section 2.6       Voluntary Preparyments................................12
     Section 2.7       Mandatory Prepayments.................................12
     Section 2.8       Computation of Interest and Fees......................12
     Section 2.9       Payment...............................................13
     Section 2.10      Payment on Nonbusiness Days...........................13
     Section 2.11      Use of Proceeds.......................................13
     Section 2.12      Application of Payments...............................13

ARTICLE III Conditions Precedent.............................................13
     Section 3.1       Initial Conditions Precedent..........................13

ARTICLE IV Representations and Warranties....................................15
     Section 4.1       Corporate Existence and Power.........................15
     Section 4.2       Authorization of Borrowing; No Conflict
                       as to Law or Agreements...............................15
     Section 4.3       Legal Agreements......................................16
     Section 4.4       Subsidiaries..........................................16
     Section 4.5       Financial Condition...................................16
     Section 4.6       Adverse Change........................................16
     Section 4.7       Litigation............................................16
     Section 4.8       Hazardous Substances..................................16
     Section 4.9       Regulation U..........................................16
     Section 4.10      Taxes.................................................17
     Section 4.11      Titles and Liens......................................17
     Section 4.12      ERISA.................................................17

ARTICLE V Affirmative Covenants..............................................17
     Section 5.1       Financial Statements..................................17

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     Section 5.2       Books and Records; Inspection and Examination.........19
     Section 5.3       Compliance with Laws..................................20
     Section 5.4       Payment of Taxes and Other Claims.....................20
     Section 5.5       Maintenance of Properties.............................20
     Section 5.6       Insurance.............................................20
     Section 5.7       Preservation of Corporate Existence...................20
     Section 5.8       Ratio of Debt to Tangible Net Worth plus
                       Subordinated Debt.................................... 21
     Section 5.9       Current Ratio.........................................21
     Section 5.10      Net Profit............................................21
     Section 5.11      Tangible Net Worth plus Subordinated Debt.............21

ARTICLE VI Negative Covenants................................................22
     Section 6.1       Liens.................................................22
     Section 6.2       Indebtedness..........................................23
     Section 6.3       Guaranties............................................23
     Section  6.4      Investments...........................................24
     Section 6.5       Dividends.............................................24
     Section 6.6       Sale of Assets........................................25
     Section 6.7       Restrictions on Issuance and Sale of Subsidiary
                       Stock................................................ 25
     Section 6.8       Consolidation and Merger..............................25
     Section 6.9       Sale and Leaseback....................................25
     Section 6.10      Subordinated Debt.....................................26
     Section 6.11      Capital Expenditures..................................26
     Section 6.12      Restrictions on Nature of Business....................26
     Section 6.13      Rental Payments.......................................26
     Section 6.14      Hazardous Substances..................................27

ARTICLE VII Events of Default, Rights and Remedies...........................27
     Section 7.1       Events of Default.....................................27
     Section 7.2       Rights and Remedies...................................29

ARTICLE VIII Miscellaneous...................................................30
     Section 8.1       Release...............................................30
     Section 8.2       No Waiver; Cumulative Remedies........................30
     Section 8.3       Amendments, Etc.......................................30
     Section 8.4       Notice................................................31
     Section 8.5       Costs and Expenses....................................31
     Section 8.6       Indemnification by Borrower...........................31
     Section 8.7       Execution in Counterparts.............................32
     Section 8.9       Governing Law.........................................32
     Section 8.10      Arbitration...........................................32
     Section 8.11      Waiver of Jury Trial..................................33

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     Section 8.12      Severability of Provisions............................33
     Section 8.13      Prior Agreements......................................34
     Section 8.14      Headings..............................................34
     Section 8.15      Termination and Repayment of Notes....................34
     Section 8.16      Restatement of Earlier Agreement......................34


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                                CREDIT AGREEMENT

                            Dated as of July 24, 1996

     This  Agreement  is  entered  into as of the  date set  forth  above by and between Northwest Teleproductions, Inc., a Minnesota corporation (the "Borrower"), and Norwest Bank Minnesota, National Association, a national banking association (the "Bank").

     The Borrower and the Bank are parties to the Old Credit Agreement, as defined below. The Borrower has asked the Bank to restate the Old Credit Agreement for the purpose of revising various covenants thereunder, and the Bank is willing to do so on the terms and subject to the conditions set forth herein, including the condition that the Borrower's indebtedness to the Bank be paid in full on or before October 31, 1996.

     ACCORDINGLY, in consideration of the mutual covenants set forth herein, the Borrower and the Bank hereby agree as follows:

                                    ARTICLE I
                                   Definitions

     Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

               (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular; and

               (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles.

          "Accounts" means, as to any Person, the aggregate unpaid obligations of customers and other account debtors to such Person arising out of the sale or lease of goods or rendition of services by such Person on an open account or deferred payment basis.

          "Advance"  means an advance by the Bank to the  Borrower  pursuant  to
     Article II.

          "Agreement" means this Credit Agreement.


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          "Bank Business Day" means a day other than a Saturday,  Sunday, United
     States national holiday or other day on which banks in Minnesota, New York or Illinois are permitted or required by law to close.

          "Base Rate" means the rate of interest publicly announced from time to time by the Bank as its "prime" or "base" rate or, if the Bank ceases to announce a rate so designated, any similar successor rate designated by the Bank.

          "Borrower Reaffirmation" means a Reaffirmation of Security Documents, in form and substance acceptable to the Bank, amending the Security Agreement and Pledge Agreement to reflect this Credit Agreement and confirming the continuing validity of the Security Agreement, Pledge Agreement and Environmental Indemnity.

          "Borrowing Base" means, at any time, the lesser of the Revolving Facility Amount, or the sum of

          (i) 75% of the Eligible Accounts of the Borrower and its Subsidiaries; and

          (ii) 80% of Eligible Government Accounts of the Borrower; and

          (iii) the Borrowing Base Adjustment;

     in each case as of the date of determination.

          "Borrowing Base Adjustment" means

          (i) $500,000 from the date hereof through July 15, 1996; or

          (ii) $400,000 from July 16, 1996 through July 30, 1996; or

          (iii) $200,000 from July 31, 1996 through August 15, 1996; or

          (iv) $100,000 from August 16, 1996 through August 30, 1996; or

          (v) $0 from August 31, 1996 and thereafter.

          "Borrowing Base Certificate" means a certificate in the form of Exhibit C hereto correctly setting forth the Accounts and Eligible Accounts of the Borrower and its Subsidiaries, the Government Accounts and Eligible Government Accounts of the Borrower, and the Borrowing Base, in each case as of a particular date.

          "Capital Expenditure" means any expenditure of money for the purchase or construction of fixed assets or for the purchase or construction of any other assets, or for improvements or additions thereto, or for the lease of capital assets whether payable currently or in the future.


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          "Cash Flow" means,  with  respect to any fiscal year of the  Borrower, the consolidated net income of the Borrower and its Subsidiaries for that fiscal year, plus consolidated depreciation and amortization expense (including but not limited to amortization of good will, start-up costs and non-compete and consulting agreement payments) of the Borrower and its Subsidiaries for such year, in each case excluding intercompany items and as determined in accordance with generally accepted accounting principles. Unless otherwise specified, Cash Flow as of any fiscal year-end means the Cash Flow of the Borrower and its Subsidiaries with respect to the fiscal year then ending.

          "Compliance Certificate" means a certificate in substantially the form of Exhibit B, or such other form as the Borrower and the Bank may from time to time agree upon in writing, duly executed by the chief financial officer of the Borrower, stating (i) that the financial statements delivered therewith have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices reflected in the annual financial statements referred to in
     Section 4.5, (ii) whether or not he has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto and
     (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections, 5.8, 5.9, 5.10, 5.11 and 6.11.

          "Consolidated Current Assets" means the Current Assets of the Borrower and its Subsidiaries on a consolidated basis, as determined in accordance with generally accepted accounting principles.

          "Consolidated Current Liabilities" means the Current Liabilities of the Borrower and its Subsidiaries on a consolidated basis, excluding intercompany items and excluding any guaranties by the Borrower of Current Liability of a Subsidiary and any guaranties by a Subsidiary of Current Liabilities of the Borrower or another Subsidiary, and excluding the Borrower's scheduled Debt under the Notes.

          "Consolidated Debt" means all Debt of the Borrower and its Subsidiaries, on a consolidated basis, excluding intercompany items and excluding any guaranties by the Borrower of Current Liabilities of a Subsidiary and guaranties by a Subsidiary of Current Liabilities of the Borrower or another Subsidiary.


                                        3

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          "Consolidated Tangible Net Worth" means the excess of:

          (a) the tangible assets of the Borrower and its Subsidiaries (excluding intercompany items) which, in accordance with generally accepted accounting principles, are tangible assets, after deducting adequate reserves in each case where, in accordance with generally accepted accounting principles, a reserve is proper, over

          (b)  all  Debt  of  the  Borrower  and  its  Subsidiaries   (excluding
     intercompany items);

provided, however, that (i) inventory shall be taken into account on the basis of the cost or current market value, whichever is lower, (ii) in no event shall there be included as such tangible assets patents, trademarks, trade names, copyrights, licenses, good will, leasehold improvements, loans and advances to officers and employees, prepaid expenses, deferred charges or treasury stock or any securities or Debt of the Borrower or a Subsidiary or any other securities unless the same are readily marketable in the United States of America or entitled to be used as a credit against federal income tax liabilities, (iii) securities included as such tangible assets shall be taken into account at their current market price or cost, whichever is lower, and (iv) any write-up in the book value of any assets shall not be taken into account.

     "Current Assets" of any Person means the aggregate amount of assets of such Person which in accordance with generally accepted accounting principles may be properly classified as current assets, after deducting adequate reserves where proper, but in no event including any real estate.

     "Current Liabilities" of any Person means (i) all Debt of such Person due on demand or within one year from the date of determination thereof, and (ii) all other items (including taxes accrued as estimated) which, in accordance with generally accepted accounting principles, may be properly classified as current liabilities of such Person.

     "Current Maturities" means the portion of the long-term Debt of the Borrower and its Subsidiaries due within one year from the date of determination thereof, except the Borrower's indebtedness to the Bank under the Revolving Note.

     "Debt" of any Person means (i) all items of indebtedness or liability which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person as at the date as of which Debt is to be determined, and
(ii) indebtedness secured by any Lien on property owned by such Person, whether or not the indebtedness secured thereby shall have been assumed, and (iii) guaranties and endorsements (other than for purposes of collection in the ordinary course of business) by such Person and other contingent obligations of such Person in respect of, or to purchase or otherwise acquire, indebtedness of others.

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     "Default"  means an event that,  with the giving of notice,  the passage of time or both, would constitute an Event of Default.

     "Eligible Accounts" means the dollar value of the Accounts of the Borrower in which the Bank holds a first perfected security interest reduced by:

          (a) the amount of any Account which is more than 89 days past due;

          (b) the amount of any Account as to which the account debtor disputes liability or makes any claim with respect to the Account;

          (c) the amount of any Account as to which the Borrower has knowledge that a petition in bankruptcy or other application for relief under any insolvency law has been filed with respect to the account debtor owing the Account or as to which the account debtor on the Account has made an assignment for the benefit of creditors, or failed, suspended or gone out of business;

          (d) the amount of any Account which is owed by a Person that does not have its principal place of business in the United States;

          (e) the amount of any Account which is owed by any account debtor if 10% or more of such account debtor's Accounts are more than 89 days past due;

          (f) Government Accounts;

          (g) the amount of any Account as to which the account debtor is an affiliate of the Borrower or any Subsidiary;

          (h) the amount of any Account as to which the account debtor is a director, officer or employee of the Borrower or any Subsidiary;

          (i) the amount of any Account invoiced for goods or services not completed or delivered by the Borrower and approved and accepted by the account debtor; and


                                        5

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          (j) the amount of any contra accounts.

          "Eligible   Government   Accounts"  means  the  dollar  value  of  the
     Government Accounts of the Borrower in which the Bank holds a first perfected security interest reduced by:

          (a) the amount of any Government Account which is paid;

          (b) the amount of any Government Account which is more than 89 days past due;

          (c) the amount of any Government Account which is disputed, subject to a claim of setoff or contra accounts or otherwise contingent;

          (d) the amount of any Government Account which is owed by any account debtor if 10% or more of such account debtor's Government Accounts are more than 89 days past due; and

          (e) the amount of any Government Account invoiced for goods or services not completed or delivered by the Borrower and approved and accepted by the account debtor.

          "Environmental  Indemnity"  means the  Environmental  Indemnity  dated
     January 18, 1990, executed by the Borrower in favor of the Bank, indemnifying the Bank against certain claims.

          "Environmental Law" means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1802 et seq., the Toxic
     Substances Control Act, 15 U.S.C. ss. 2601 et seq., the Federal Water Pollution Control Act, 33 U.S.C. ss. 1252 et seq., the Clean Water Act, 33 U.S.C. ss. 1321 et seq., the Clean Air Act, 42 U.S.C. ss. 7401 et seq., and any other federal, state, county, municipal, local or other statute, law, ordinance or regulation which may relate to or deal with human health or the environment, all as may be from time to time amended.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "ERISA Affiliate" means any trade or business (whether or not incorporated) that is, along with the Borrower, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in sections 414(b) and 414(c), respectively, of the Internal Revenue Code of 1986, as amended.

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          "Event of Default" has the meaning specified in Section 7.1.

          "First Term Note" has the meaning specified in Section 7.2.

          "Floating Rate" means an annual rate equal to the sum of the Base Rate and 1.50%, which rate shall change when and as the Base Rate changes.

          "Government Accounts" means Accounts of the Borrower that are due from the United States of America or an agency or department of the United States government.

          "Guaranty" means the guaranty agreement of each Subsidiary, acceptable to the Bank in form and substance, guarantying all present and future debt of the Borrower to the Bank.

          "Hazardous Substance" means any asbestos, urea-formaldehyde, polychlorinated biphenyls ("PCBs"), nuclear fuel or material, chemical waste, radioactive material, explosives, known carcinogens, petroleum products and by-products and other dangerous, toxic or hazardous pollutants, contaminants, chemicals, materials or substances listed or identified in, or regulated by, any Environmental Law.

          "Intercompany Note" means the promissory note of each Subsidiary payable to the order of the Borrower, each in the face principal amount of $2,000,000, except that of Northwest/Chicago, which is in the face principal amount of $3,500,000, in each case evidencing each Subsidiary's obligation to repay all operating loans and purchase money equipment loans made or to be made by the Borrower to such Subsidiary, secured by all of the personal property of such Subsidiary and otherwise in form and substance acceptable to the Bank.

          "Lien" means any mortgage, deed of trust, lien, pledge, security interest or other charge or encumbrance, of any kind whatsoever, including but not limited to the interest of the lessor or titleholder under any capitalized lease, title retention contract or similar agreement.

          "Loan Documents" means this Agreement, the Notes and the Security Agreement.

          "Mortgage" means the Borrower's Combination Mortgage, Security Agreement and Fixture Financing Statement, dated January 18, 1990, granting the Bank a mortgage lien on certain real property located in Hennepin County, Minnesota.

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          "Mortgage Amendment" means a Second Amendment to Mortgage, in form and substance satisfactory to the Bank, amending the Mortgage to confirm that it continues to secure the Revolving Note and the First Term Note.

          "Multiemployer  Plan"  means a  "multiemployer  plan"  as  defined  in
     Section 4001(a)(3) of ERISA.

          "Net Profit" means, as of any date, the consolidated net income of the Borrower and its Subsidiaries during the designated period as determined in accordance with generally accepted accounting principles.

          "Northwest/Chicago" means Northwest Teleproductions/Chicago, Inc., a Minnesota corporation.

          "Notes" means the Revolving Note, the First Term Note and the Second Term Note, collectively.

          "Old Credit Agreement" means that certain Credit Agreement between the Bank and the Borrower dated January 18, 1990, together with all amendments, modifications and restatements thereof.

          "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Plan" means an employee benefit plan or other plan maintained for employees of the Borrower or any Subsidiary or ERISA Affiliate and covered by Title IV of ERISA.

          "Pledge Agreement" means the Borrower's Security Agreement (Collateral Pledge Agreement) in favor of the Bank, dated January 18, 1990, pursuant to which the Borrower has pledged to the Bank all of the capital stock of the Subsidiaries, the Intercompany Notes and all collateral securing the payment thereof, in each case to secure all present and future obligations of the Borrower to the Bank.

          "Reportable Event" means (i) a "reportable event" described in Section 4043 of ERISA and the regulations issued thereunder, (ii) a withdrawal from any Plan, as described in Section 4063 of ERISA, (iii) an action to terminate a Plan for which a notice is required to be filed under Section 4041 of ERISA, (iv) any other event or condition that might constitute grounds for termination of, or the appointment of a trustee to administer, any Plan, or (v) a complete or partial withdrawal from a Multiemployer Plan as described in Sections 4203 and 4205 of ERISA.

          "Revolving Facility" means the revolving credit facility established under Section 2.1.

          "Revolving Facility Amount" means $1,360,000, provided, however, that such amount shall be decreased by the amount of any tax refunds paid to the Bank pursuant to Section 2.7(b) hereof and which are applied to the principal of the Revolving Note.

          "Revolving Facility Termination Date" means October 31, 1996, or the earlier date of termination in whole of the Revolving Facility pursuant to
     Section 7.2.

          "Revolving Note" has the meaning specified in Section 2.1.

          "Second Term Note" has the meaning specified in Section 2.3.

          "Security Agreement" means the Security Agreement of the Borrower in favor of the Bank, dated January 18, 1990, granting the Bank a security interest in property generally described as all of the Borrower's inventory, accounts, equipment and general intangibles.

          "Subordinated Debt" means Debt of the Borrower or any Subsidiary which is subordinated in right of payment to all indebtedness of the Borrower to the Bank, on terms that have been approved in writing by the Bank and that have been noted by appropriate legend on all instruments evidencing the Subordinated Debt.

          "Subsidiary" means (i) any corporation of which more than 50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries, (ii) any partnership of which 50% or more of the partnership interests therein are directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries, and (iii) any limited liability company or other form of business organization the effective control of which is held by the Borrower, the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

          "Subsidiary Documents" means the Subsidiaries' Guaranties and the Subsidiary Security Agreements.

          "Subsidiary Reaffirmation" means a Reaffirmation of Guaranties and Security Agreements, in form and substance acceptable to the Bank, amending the Subsidiary Security Agreements to reflect this Credit Agreement and confirming the continuing validity of each Subsidiary's Guaranty and Subsidiary Security Agreement.

          "Subsidiary Security Agreements" means the Subsidiaries' Security Agreements in favor of the Bank, each dated January 18, 1990, granting the Bank a security interest in property generally described as all of the Subsidiaries' inventory, accounts, equipment and general intangibles.

          "Welfare Plan" means a "welfare plan" as defined in Section 3(1) of ERISA.

          "Work-in-Process" means the lower of cost or realizable value of the scripting, production and post-production work being performed by the Borrower under a Government Contract that has not yet been billed or paid.

                                   ARTICLE II
                Amount and Terms of the Revolving and Term Loans

     Section 2.1 Revolving Advances

     (a) Subject to the other provisions of this Agreement, the Bank may, in its sole discretion, make Revolving Advances to the Borrower from time to time during the period from the date hereof to and including the Revolving Facility Termination Date in an aggregate amount not to exceed at any time outstanding the Borrowing Base. Each Revolving Advance shall be made or refused at the sole discretion of the Bank. Within the limits of the Borrowing Base, but subject in each case to the Bank's absolute right to refuse any requested Revolving Advance, the Borrower may borrow, prepay pursuant to Section 2.6 and reborrow under this Section 2.1.

     (b) The Revolving Advances shall be evidenced by and repayable with interest in accordance with a single promissory note of the Borrower (the "Revolving Note") payable to the order of the Bank, substantially in the form of Exhibit A-1 hereto. The Bank shall accept the Revolving Note in substitution for, but not in payment of, the Borrower's Replacement Revolving Note dated September 28, 1992, payable to the order of the Bank in the face principal amount of $1,750,000. The Revolving Note shall bear interest on the unpaid principal amount thereof from the date thereof until paid as set forth in
Section 2.4.

     (c) Each Revolving Advance shall (if the Bank elects to make such Revolving Advance) be made on written or telephonic request from the Borrower to the Bank from any person purporting to be authorized to request Advances on behalf of the Borrower. Each such request shall be received by the Bank no later than 12:00 noon on the date of the requested Advance and shall specify the amount requested. Upon fulfillment of the applicable conditions set forth in Article III, the Bank shall, if it elects (in its sole discretion) to make the requested Revolving Advance, disburse the amount of the requested Advance by crediting the same to the Borrower's demand deposit account maintained with the Bank or in such other manner as the Bank and the Borrower may from time to time agree. The Borrower shall promptly confirm each telephonic request for an Advance by executing and delivering an appropriate confirmation certificate to the Bank. The Borrower shall be obligated to repay all Advances notwithstanding the failure of the Bank to receive such confirmation and notwithstanding the fact that the person requesting same was not in fact authorized to do so. Any request for an Advance, whether written or telephonic, shall be deemed to be a representation that the statements set forth in Section 3.2 are correct.

     (d) This Agreement, among other things, outlines the terms and conditions upon which the Bank presently expects to be willing to make Revolving Advances pursuant to this Section 2.1. However, nothing herein should be construed as obligating the Bank to make any Revolving Advance or, having done so, to refrain from exercising its right to demand payment of the Revolving Note. The decision to make each Revolving Advance shall be in the sole discretion of the Bank and its officers, and the Bank need not show that an adverse change has occurred in the Borrower's condition, financial or otherwise, in order to refuse to make any requested Revolving Advance or in order to demand payment of the Revolving Note.

     Section 2.2 First Replacement Term Note. Concurrent with the execution of this Agreement, the Borrower shall execute and deliver to the Bank its promissory note in the form of Exhibit A-2 (the "First Term Note"). The Bank shall accept the First Term Note in substitution for, but not in payment of, the Borrower's Replacement First Term Note dated September 28, 1992, payable to the order of the Bank in the original principal amount of $2,655,000. The First Term Note shall bear interest on the unpaid principal amount thereof from the date thereof until paid as set forth in Section 2.4.

     Section 2.3 Second Replacement Term Note. Concurrent with the execution of this Agreement, the Borrower shall execute and deliver to the Bank its promissory note in the form of Exhibit A-3 (the "Second Term Note"). The Bank shall accept the Second Term Note in substitution for, but not in payment of, the Borrower's Fourth Replacement Second Term Note dated August 25, 1995, payable to the order of the Bank in the original principal amount of $3,675,000. The Second Term Note shall bear interest on the unpaid principal amount thereof from the date thereof until paid as set forth in Section 2.4.

     Section 2.4 Interest. The principal balance of each Note shall bear interest at the Floating Rate.

     Section 2.5 Collateral. Payment of the Notes and all other amounts now or hereafter owing by the Borrower to the Bank shall be secured by the Liens granted under the Loan Documents, except that the Lien of the Mortgage shall not secure the Second Term Note. Payment of the Notes and all other amounts now or hereafter owing by the Borrower to the Bank may also now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements. Each such Lien shall be prior to all other Liens of any kind whatsoever, subject only to such exceptions as the Bank may expressly approve in writing.

     Section 2.6 Voluntary Preparyments. The Borrower may prepay any Note in whole or in part, without penalty or premium, at any time and from time to time; provided that i) any prepayment of the full amount of any Note shall include accrued interest thereon, ii) any prepayment of the Term Note may be made only following three bank business days' prior written notice thereof to the Bank, and iii) no prepayment may be made with respect to the First Term Note so long as any principal or interest remains outstanding under the Second Term Note. Any partial prepayment of either Term Note shall be applied either to the next maturing or to the last maturing principal installments of that Term Note, as the Borrower may elect.

     Section 2.7 Mandatory Prepayments.

          (a) Borrowing Base Deficiency. Without limiting the Bank's right to demand payment of the Revolving Note at any time in its sole discretion, if the outstanding and unpaid principal balance of the Revolving Note shall on any date exceed the Borrowing Base, whether due to any automatic decrease in the Borrowing Base Adjustment, any decrease in the Borrower's Eligible Accounts or Eligible Government Accounts, or otherwise, the Borrower shall, without notice or demand, on that date prepay the Revolving Note to the extent necessary to eliminate such excess.

          (b) Income Tax Refunds. Upon receipt by the Borrower of any tax refund, whether federal, state, local or otherwise, the Borrower shall pay to the Bank the amount of such refund. All sums paid under this paragraph
     (b) shall be applied first to the principal installments of the Term Notes and second to the principal of the Revolving Note, in such order and manner as the Bank may determine in its sole and absolute discretion.

     Section 2.8 Computation of Interest and Fees. Interest under the Notes and the fees hereunder shall be computed on the basis of actual number of days elapsed in a year of 360 days.

     Section 2.9 Payment. All payments of principal and interest under the Notes and of the fees hereunder shall be made to the Bank in immediately available funds. The Borrower agrees that the amount shown on the books and records of the Bank as being the principal balance of the Note then outstanding shall be prima facie evidence of such principal amount. The Borrower hereby authorizes the Bank to charge against the Borrower's account with the Bank an amount equal to the accrued interest and fees from time to time due and payable to the Bank under the Notes or hereunder, or (at the Bank's option) to make a Revolving Advance in such amount, all without receipt of any request for such charge or Revolving Advance.

     Section 2.10 Payment on Nonbusiness Days. Whenever any payment to be made hereunder or under the Notes shall be stated to be due on a day other than a Bank Business Day, such payment may be made on the next succeeding Bank Business Day, and such extension of time shall in each case be included in the computation of payment of interest on such Note or the fees hereunder, as the case may be.

     Section 2.11 Use of Proceeds. The proceeds of each Advance shall be used by the Borrower for its general corporate purposes.

     Section 2.12 Application of Payments. All payments received by the Bank from the Borrower under the Notes or this Agreement shall be applied by the Bank to the amounts due in such order as the Bank may, in its sole discretion, elect. Any such payments in excess of the amounts then due shall be made in accordance with Section 2.6.

                                   ARTICLE III
                              Conditions Precedent

     Section 3.1 Initial Conditions Precedent. The Bank's willingness to make any Advance is subject to the condition precedent that the Bank shall have received on or before the day of the first Advance all of the following, each dated (unless otherwise indicated) as of the date hereof, in form and substance satisfactory to the Bank:

          (a) The Notes, properly executed on behalf of the Borrower.

          (b) The Borrower Reaffirmation, properly executed on behalf of the Borrower.

          (c) The Mortgage Amendment, properly executed on behalf of the Borrower.

          (d) The Subsidiary Reaffirmation, properly executed on behalf of each Subsidiary.

          (e) A certificate of the secretary of the Borrower and each Subsidiary
     (i) certifying that the execution, delivery and performance of the Loan Documents, Subsidiary Documents and other documents contemplated hereunder to which such corporation is a party have been duly approved by all necessary action of the Board of Directors of the Borrower or such Subsidiary, as the case may be, and attaching true and correct copies of the applicable resolutions granting such approval, (ii) certifying that attached to such certificate are true and correct copies of the articles of incorporation and bylaws of the Borrower or such Subsidiary, as the case may be, together with such copies, and (iii) certifying the names of the officers of the Borrower and its Subsidiaries that are authorized to sign the Loan Documents and other documents contemplated hereunder, including requests for Advances, together with the true signatures of such officers. The Bank may conclusively rely on such certificate of the Borrower until it shall receive a further certificate of the Secretary or Assistant Secretary of the Borrower canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

          (f)   Certificates   of  good   standing  of  the   Borrower  and  its
     Subsidiaries, dated not more than ten days before such date.

          (g) A signed copy of an opinion of counsel for the Borrower, addressed to the Bank as to matters referred to in Sections 4.1, 4.2, 4.3 and 4.7, and as to such other matters as the Bank may reasonably request, with that opinion being acceptable to the Bank's counsel. In the case of Section 4.7, the opinion may be to the best knowledge of such counsel, and, in the case of Section 4.3, insofar as it relates to enforcement of remedies, it may be subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally from time to time, and to usual equity principles.

          (h) An endorsement issued by Old Republic Title Insurance Company, formerly known as Minnesota Title Insurance Company, providing that (i) the insured mortgage under that company's Policy of Title Insurance No. B2905971 shall be the Mortgage as amended by the Mortgage Amendment, (ii) the effective date of such policy, as amended by the endorsement, shall be not earlier than the date of the recording of the Mortgage Amendment, and
     (iii) that the lien of the Mortgage as amended by the Mortgage Amendment is subject to no prior encumbrances or other exceptions except as previously set forth in such policy.

     Section 3.2 Conditions Precedent to All Advances. The Bank's willingness to make any Advance shall be subject to the further conditions precedent that on the date of such Advance:

          (a) the representations and warranties contained in Article IV are correct on and as of the date of such Advance as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

          (b) no event has occurred and is continuing, or would result from such Advance, which constitutes a Default or an Event of Default.

                                   ARTICLE IV
                         Representations and Warranties

          The Borrower represents and warrants to the Bank as follows:

     Section 4.1 Corporate Existence and Power. The Borrower and its Subsidiaries are each corporations duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation, and are each duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by them makes such licensing or qualification necessary and where the failure to be so licensed or qualified would have a material adverse effect on the Borrower or the applicable Subsidiary. The Borrower has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. Each Subsidiary has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, its Subsidiary Documents.

     Section 4.2 Authorization of Borrowing; No Conflict as to Law or Agreements. The execution, delivery and performance by the Borrower of the Loan Documents and the borrowings from time to time hereunder, and the execution, delivery and performance by each Subsidiary of that Subsidiary's Subsidiary Documents, have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the stockholders of the Borrower or any Subsidiary, or any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to the Borrower or any Subsidiary or of the Articles of Incorporation or Bylaws of the Borrower or any Subsidiary, (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower or any Subsidiary is a party or by which it or its properties may bebound or affected, or (iv) result in, or require, the creation or imposition of any Lien or other charge or encumbrance of any nature (other than those in favor of the Bank) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower or any Subsidiary.

     Section 4.3 Legal Agreements. This Agreement and the other Loan Documents constitute, the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms. The Subsidiary Documents constitute, the legal, valid and binding obligations of the Subsidiaries enforceable against the applicable Subsidiaries in accordance with their respective terms.

     Section 4.4 Subsidiaries. Schedule 4.4 hereto is a complete and correct list of all present Subsidiaries and of the percentage of the ownership of the Borrower or any other Subsidiary in each as of the date of this Agreement. Except as otherwise indicated in that Schedule, all shares of each Subsidiary owned by the Borrower or by any such other Subsidiary are validly issued and fully paid and nonassessable.

     Section 4.5 Financial Condition. The Borrower has heretofore furnished to the Bank its audited financial statement as of March 31, 1995, its preliminary audited financial statement as of March 31, 1996, and its unaudited interim financial statement as of May 31, 1996. Those financial statements fairly present the financial condition of the Borrower and its Subsidiaries on the dates thereof and the results of their operations and cash flows for the periods then ended, and were prepared in accordance with generally accepted accounting principles.

     Section 4.6 Adverse Change. There has been no material adverse change in the business, properties or condition (financial or otherwise) of the Borrower or any Subsidiary since the date of the latest financial statement referred to in Section 4.5.

     Section 4.7 Litigation. There are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any Subsidiary or the properties of the Borrower or any Subsidiary before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Borrower or that Subsidiary, would have a material adverse effect on the financial condition, properties, or operations of the Borrower or any Subsidiary.

     Section 4.8 Hazardous Substances. To the best of the Borrower's knowledge after reasonable inquiry, neither the Borrower nor any Subsidiary nor any other Person has ever caused or permitted any Hazardous Substance to be disposed of in any manner which might result in any material liability to the Borrower or any Subsidiary on, under or at any real property which is operated by the Borrower or any Subsidiary or in which the Borroweror any Subsidiary has any interest; and no such real property has ever been used (either by the Borrower, by any Subsidiary or by any other Person) as a dump site or permanent or temporary storage site for any Hazardous Substance.

     Section 4.9 Regulation U. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

     Section 4.10 Taxes. The Borrower and its Subsidiaries have each paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by them. The Borrower and its Subsidiaries have each filed all federal, state and local tax returns which to the knowledge of the officers of the Borrower are required to be filed, and the Borrower and its Subsidiaries have each paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by them to the extent such taxes have become due.

     Section 4.11 Titles and Liens. The Borrower or one of its Subsidiaries has good title to each of the properties and assets reflected in the latest balance sheet referred to in Section 4.5 (other than any sold, as permitted by Section 6.6), free and clear of all Liens and encumbrances, except for Liens permitted by Section 6.1 and covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the business or operations of the Borrower or such Subsidiary as presently conducted. No financing statement naming the Borrower or any Subsidiary as debtor is on file in any office except to perfect only Liens permitted by Section 6.1.

     Section 4.12 ERISA. No Plan established or maintained by the Borrower, any Subsidiary or any ERISA Affiliate that is subject to Part 3 of Subtitle B of Title I of ERISA had an accumulated funding deficiency (as such term is defined in Section 302 of ERISA) in excess of $1,000,000 as of the last day of the most recent fiscal year of such Plan ended prior to the date hereof, and no liability to the Pension Benefit Guaranty Corporation or the Internal Revenue Service in excess of such amount has been, or is expected by the Borrower, any Subsidiary or any ERISA Affiliate to be, incurred with respect to any Plan of the Borrower, any Subsidiary or any ERISA Affiliate. The Borrower has no contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Subtitle B of Title I of ERISA.

                                    ARTICLE V
                              Affirmative Covenants

     So long as any Note shall remain unpaid or the Revolving Facility shall be outstanding, the Borrower will comply with the following requirements, unless the Bank shall otherwise consent in writing:

     Section 5.1 Financial Statements. The Borrower will deliver to the Bank:

          (a) As soon as available and in any event within 30 days after the end of each calendar month, consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such month and related consolidated and consolidating statements of earnings and cash flows of the Borrower and its Subsidiaries for such month and for the year to date, in reasonable detail and stating in comparative form the figures for the corresponding date and period in the previous year, all prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices reflected in the annual financial statements referred to in Section 4.5, and certified by the chief financial officer of the Borrower, subject to year-end audit adjustments.

          (b) Concurrent with the delivery of any financial statements under paragraph (a), a Compliance Certificate, duly executed by the chief financial officer of the Borrower.

          (c) Not later than Tuesday of each calendar week and within 30 days of the end of each calendar month, a Borrowing Base Certificate as at the end of the prior week and the end of such month, properly executed by the chief financial officer of the Borrower, together with such agings of accounts receivable and other supporting documentation as the Bank may require.

          (d)  Promptly  upon  their  distribution,   copies  of  all  financial
     statements, reports and proxy statements which the Borrower or any Subsidiary shall have sent to its stockholders.

          (e) Promptly after the sending or filing thereof, copies of all reports which the Borrower or any Subsidiary shall file with the Securities and Exchange Commission or any national securities exchange.

          (f) Immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Borrower or any Subsidiary of the type described in
     Section 4.7 or which seek a monetary recovery against the Borrower or any Subsidiary in excess of $50,000.

          (g) As promptly as practicable (but in any event not later than three business days) after an officer of the Borrower or any Subsidiary obtains knowledge of the occurrence of any Default or Event of Default, notice of such occurrence, together with a detailed statement by a responsible officer of the Borrower or the appropriate Subsidiary of the steps being taken by the Borrower or the appropriate Subsidiary to cure the effect of such event.

          (h) Promptly upon becoming aware of any Reportable Event or any prohibited transaction (as defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA) in connection with any Plan or any trust created thereunder, a written notice specifying the nature thereof, what action the Borrower has taken, is taking or proposes to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the Department of Labor with respect thereto.

          (i) Promptly upon their receipt or filing, copies of (i) all notices received by the Borrower, any Subsidiary or any ERISA Affiliate of the Pension Benefit Guaranty Corporation's intent to terminate any Plan or to have a trustee appointed to administer any Plan, and (ii) all notices received by the Borrower, any Subsidiary or any ERISA Affiliate from a Multiemployer Plan concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA.

          (j) Upon request of the Bank, copies of the most recent annual report (Form 5500 Series), including any supporting schedules, filed by the Borrower, any Subsidiary or any ERISA Affiliate with the Internal Revenue Service with respect to any Plan.

          (k) Not less than once every 14 days, commencing 14 days after the date hereof, a narrative report, signed by an officer of the Borrower, describing the progress toward obtaining refinancing, or taking other action for the purpose of paying the Borrower's indebtedness to the Bank in full on or before October 31, 1996, which report shall be in such detail as the Bank may require; and, upon receipt by the Borrower, any equipment appraisal of the Borrower.

          (l) Not later than July 30, 1996, (i) a copy of the audit report of the Borrower dated as of March 31, 1996 prepared on a consolidated and consolidating basis with the qualified opinion of independent certified accountants, in form and substance acceptable to the Bank, and (ii) certificates of good standing of the Borrower and its Subsidiaries, dated not more than ten days before July 19, 1996.

          (m) Such other information respecting the financial condition and results of operations of the Borrower or any Subsidiary as the Bank may from time to time reasonably request.

     Section 5.2 Books and Records; Inspection and Examination. The Borrower will, and will cause each Subsidiary to, (i) keep accurate books of record and account for itself in which true and complete entries will be made in accordance with generally accepted accounting principles consistently applied, and (ii) upon request of the Bank, give any representative of the Bank access to, and permit such representative to examine, copy or make extracts from, any and all books, records and documents in its possession, to inspect any of its properties and to discuss its affairs, finances and accounts with any of its principal officers, all at such times during normal business hours and as often as the Bank may reasonably request. The Borrower shall pay all costs and expenses of the Bank and its employees, officers and agents, including but not limited to al travel and lodging expenses reasonably incurred, for the Bank to conduct semi-annual audits of all collateral securing repayment of the Notes and the Guaranties.

     Section 5.3 Compliance with Laws. The Borrower will, and will cause each Subsidiary to, comply with the requirements of applicable laws and regulations, the noncompliance with which would materially and adversely affect its business or the consolidated financial condition of the Borrower and its Subsidiaries.

     Section 5.4 Payment of Taxes and Other Claims. The Borrower will pay or discharge, and will cause each Subsidiary to pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien or charge upon any properties of the Borrower or any Subsidiary; provided, that neither the Borrower nor any Subsidiary shall be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary has provided adequate reserves in accordance with generally accepted accounting principles.

     Section 5.5 Maintenance of Properties. The Borrower will keep and maintain, and will cause each Subsidiary to keep and maintain, all of its properties necessary or useful in its business in good condition, repair and working order; provided, however, that nothing in this Section shall prevent the Borrower or any Subsidiary from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Borrower or the appropriate Subsidiary, desirable in the conduct of its business and not disadvantageous in any material respect to the Bank as holder of the Notes.

     Section 5.6 Insurance. The Borrower will, and will cause each Subsidiary to, obtain and maintain insurance with insurers believed by the Borrower to be responsible and reputable, in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates.

     Section 5.7 Preservation of Corporate Existence. The Borrower will, and will cause each Subsidiary to, preserve and maintain its corporate existence and all of its rights, privileges and franchises; provided, however, that neither the Borrower nor any Subsidiary shall be required to preserve any of its rights, privileges and franchises if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or the appropriate Subsidiary and that the loss thereof is not disadvantageous in any material respect to the Bank as a holder of the Notes.

     Section 5.8 Ratio of Debt to Tangible Net Worth plus Subordinated Debt. The Borrower will maintain the ratio of its Consolidated Debt to Consolidated
Tangible Net Worth plus Subordinated Debt, determined as of the end of each calendar month, at not more than 2.00 to 1.00.

     Section 5.9 Current Ratio. The Borrower will maintain the ratio of its Consolidated Current Assets to Consolidated Current Liabilities (provided, however, that for purposes of determining the Consolidated Current Liabilities for this Section, Consolidated Current Liabilities shall exclude that portion of the aggregate unpaid balance of the First Term Note and Second Term Note which is greater than $1,740,000), determined as of the end of each calendar month designated below, at not less than the ratio set forth below opposite such month end:


Months                                                 Ratio

June 30, 1996                                          0.65 to 1.00

July 31, 1996                                          0.70 to 1,00

August 31, 1996 and each month thereafter              0.80 to 1.00


     Section 5.10 Net Profit. The Borrower will achieve a Net Profit, for the periods designated below, in an amount not less than the amount set forth below opposite such date:


Periods                                                 Net Profit

June, 1996                                              Not applicable

July, 1996 and each calendar month
thereafter                                              $50,000

     Section 5.11 Tangible Net Worth plus Subordinated Debt. The Borrower will maintain its Consolidated Tangible Net Worth plus Subordinated Debt, determined as of the end of each calendar month designated below, at an amount not less than the amount set forth below opposite such month-end:


Months Ending During the Period                Tangible Net Worth
                                               Plus Subordinated Debt

May 31, 1996                                   $3,478,000

June 30, 1996                                  $3,350,000

July 31, 1996                                  $3,750,000

August 31, 1996                                $3,800,000

On and after September 30, 1996                $3,850,000


                                   ARTICLE VI
                               Negative Covenants

     So long as any Note shall remain unpaid or the Revolving Facility shall be outstanding, the Borrower agrees that, without the prior written consent of the
Bank:


     Section 6.1 Liens. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or suffer to exist any Lien or other charge or encumbrance of any nature on any of its assets, now owned or hereafter acquired, or assign or otherwise convey any right to receive income or give its consent to the subordination of any right or claim of the Borrower or any Subsidiary to any right or claim of any other Person; excluding, however, from the operation of the foregoing:

          (a) Liens for taxes or assessments or other governmental charges to the extent not required to be paid by Section 5.4.

          (b) Materialmen's, merchants', carriers' worker's, repairer's, or other like liens arising in the ordinary course of business to the extent not required to be paid by Section 5.4.

          (c) Pledges or deposits to secure obligations under worker's compensation laws, unemployment insurance and social security laws, or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases or to secure statutory obligations or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business.

          (d) Zoning restrictions, easements, licenses, restrictions on the use of real property or minor irregularities in title thereto, which do not materially impair the use of such property in the operation of the business of the Borrower or any Subsidiary or the value of such property for the purpose of such business.

          (e) Security interests securing the Intercompany Notes.

          (f) Liens on any property of the Borrower or any Subsidiary (other than those described elsewhere in this Section ref Liens \*mergeformat 6.1) securing any indebtedness for borrowed money in existence on the date hereof and listed in Schedule 6.1 herein.

          (g) Liens in favor of the Bank

          (h) Liens arising out of a judgment against the Borrower or any Subsidiary for the payment of money not exceeding $50,000 with respect to which an appeal is being prosecuted and a stay of execution pending such appeal has been secured.

          (i) The lessor's interest in real property under leases permitted under Section 6.13.

     Section 6.2 Indebtedness. The Borrower will not, and will not permit any Subsidiary to, incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

          (a) Indebtedness to the Bank.

          (b) Indebtedness of the Borrower or any Subsidiary in existence on the date hereof and listed in Schedule 6.2 hereto, but not including any extensions or renewals thereof.

          (c) Indebtedness of a Subsidiary to the Borrower or another Subsidiary on account of borrowings, or indebtedness of the Borrower to a Subsidiary on account of borrowings from that Subsidiary.

          (d) Subordinated Debt, or renewals thereof.

     Section 6.3 Guaranties. The Borrower will not, and will not permit any Subsidiary to, assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

          (a) The endorsement of negotiable instruments by the Borrower or any Subsidiary for deposit or collection or similar transactions in the ordinary course of business.

          (b) Guaranties in favor of the Bank.

          (c)   Guaranties,   endorsements   and  other  direct  or   contingent
     liabilities in connection with the obligations of other Persons in existence on the date hereof and listed in Schedule 6.3 hereto.

     Section 6.4 Investments. The Borrower will not, and will not permit any Subsidiary to, purchase or hold beneficially any stock or other securities or evidence of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, except:

          (a) Investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000.

          (b) Any existing investment by the Borrower or any other Subsidiary in the stock of any Subsidiary.

          (c) The existing investment by the Borrower in paid-up capital of Northwest/Chicago.

          (d) Loans and advances by the Borrower to any Subsidiary not exceeding at any one time $3,500,000 as to Northwest/Chicago and $2,000,000 as to each other Subsidiary, provided that all such loans and advances are evidenced by the Intercompany Note of the applicable Subsidiary.

          (e) Loans to officers and employees of the Borrower or any Subsidiary not exceeding at any one time an aggregate of $100,000 as to the Borrower and all Subsidiaries combined.

          (f) Travel advances to officers and employees of the Borrower or any Subsidiary in the ordinary course of business.

          (g) Advances in the form of progress payments, prepaid rent or security deposits.

          (h) Loans and advances by a Subsidiary to the Borrower.

     Section 6.5 Dividends. The Borrower will not declare or pay any dividend on any class of its stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly.

     Section 6.6 Sale of Assets. The Borrower will not, and will not permit any Subsidiary to, sell, lease, assign, transfer or otherwise dispose of all or a substantial part of its assets (whether in one transaction or in a series of transactions) to any other Person other than in the ordinary course of business, except that a wholly-owned Subsidiary of the Borrower may sell, lease, or transfer all or a substantial part of its assets to the Borrower or another wholly-owned Subsidiary of the Borrower, and the Borrower or such other wholly-owned Subsidiary, as the case may be, may acquire all or substantially all of the assets of the Subsidiary so to be sold, leased or transferred to it.

     Section 6.7 Restrictions on Issuance and Sale of Subsidiary Stock. The Borrower will not:

          (a) permit any Subsidiary to issue or sell any shares of stock of any class of such Subsidiary to any other Person (other than the Borrower or a wholly-owned Subsidiary of the Borrower), except for the purpose of qualifying directors or of satisfying pre-emptive rights or of paying a common stock dividend on, or splitting, common stock of such Subsidiary; or

          (b) sell, transfer or otherwise dispose of any shares of stock of any class (except to a wholly-owned Subsidiary of the Borrower or for the purpose of qualifying directors) of any Subsidiary or permit any Subsidiary to sell, transfer or otherwise dispose of (except to the Borrower or a wholly-owned Subsidiary of the Borrower or for the purpose of qualifying directors) any shares of stock of any class of any other Subsidiary.

     Section 6.8 Consolidation and Merger. The Borrower will not, and will not permit any Subsidiary to, consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all of the assets of any other Person; provided, however, that the restrictions contained in this Section shall not apply to or prevent the consolidation or merger of a Subsidiary with, or a conveyance or transfer of its assets to, the Borrower (if the Borrower shall be the continuing or surviving corporation) or another then-existing wholly-owned Subsidiary of the Borrower.

     Section 6.9 Sale and Leaseback. The Borrower will not, and will not permit any Subsidiary to, enter into any arrangement, directly or indirectly, with any other Person whereby the Borrower or such Subsidiary shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which the Borrower or such Subsidiary, as the case may be, intends to use for substantially the same purpose or purposes as the property being sold or transferred.

     Section 6.10 Subordinated Debt. The Borrower will not, and will not permit any Subsidiary to, (i) make any payment of, or acquire, any Subordinated Debt except as expressly permitted by the subordination provision thereof; (ii) give security for all or any part of such Subordinated Debt; (iii) amend or cancel the subordination provisions of such Subordinated Debt; (iv) take or omit to take any action whereby the subordination of such Subordinated Debt or any part thereof to the Notes might be terminated, impaired or adversely affected; or (v) omit to give the Bank prompt written notice of any default under any agreement or instrument relating to such Subordinated Debt by reason whereof such Subordinated Debt might become or be declared to be immediately due and payable.

     Section 6.11 Capital Expenditures. The Borrower will not, and will not permit any Subsidiary to, make any Capital Expenditure (excluding existing scheduled monthly lease payments to Duetsch Credit of not more than $9,700 and to CIT of not more than $6,300), if, after giving effect to such expenditure, the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries in any calendar month will exceed $10,000.

     Section 6.12 Restrictions on Nature of Business. The Borrower will not, and will not permit any Subsidiary to, engage in any line of business materially different from that presently engaged in by the Borrower or such Subsidiary.

     Section 6.13 Rental Payments. The Borrower will not, and will not permit any Subsidiary to, become or be a party as lessee to any lease with respect to real or personal property having a total term (including renewals at the option of the lessee) of more than one month, except that the foregoing shall not prohibit any of the following:

          (a) Any lease of real property having a total term (including renewals at the option of the lessee) of no more than 5 years if the total amount of rent payable under such lease during any fiscal year of the Borrower does not and will not exceed $50,000.

          (b) The lease of real property dated as of June 17, 1991 between Y-Q Associates Limited Partnership as lessor and the Borrower as lessee, but not any extension, renewal or amendment thereof.

          (c) Leases of equipment entered into on or before November 1, 1991, having a total term (including renewals at the option of the lessee) of no more than 5 years and having total lease payments over the life of all such leases not exceeding $2,300,000 in aggregate.

     Section 6.14 Hazardous Substances. The Borrower will not, and will not permit any Subsidiary to, cause or permit any Hazardous Substance to be disposed of, in any manner which might result in any material liability to the Borrower or any Subsidiary, on, under or at any real property which is operated by the Borrower or any Subsidiary or in which the Borrower or any Subsidiary has any interest.


                                   ARTICLE VII
                     Events of Default, Rights and Remedies

     Section 7.1 Events of Default. "Event of Default", wherever used herein, means any one of the following events:

          (a) Default in the payment of any interest on any Note when it becomes due and payable and the continuance of such default for a period of 10 days; or the failure to pay any principal of any Note when it becomes due and payable or, if payable on demand, on demand.

          (b) Default in the performance, or breach, of any covenant or agreement on the part of the Borrower contained in Section 2.7, 5.1(c), 5.8, 5.9, 5.10 or 5.11 hereof.

          (c) Default in the performance, or breach, of any covenant or agreement of the Borrower in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and the continuance of such default or breach for a period of 30 days after the Bank has given notice to the Borrower specifying such default or breach and requiring it to be remedied.

          (d) The Borrower or any Subsidiary shall be adjudicated a bankrupt or insolvent, or admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or the Borrower or any Subsidiary shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the application or consent of the Borrower or such Subsidiary, as the case may be, and such appointment shall continue undischarged for a period of 30 days; or the Borrower or any Subsidiary shall institute (by petition,application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against the Borrower or any Subsidiary; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Borrower or any Subsidiary and such judgment, writ, or similar process shall not be released, vacated or fully bonded within 30 days after its issue or levy.

          (e) A petition shall be filed by or against the Borrower or any Subsidiary under the United States Bankruptcy Code naming the Borrower or that Subsidiary as debtor.

          (f) Any representation or warranty made by the Borrower in this Agreement or by the Borrower (or any of its officers) in any certificate, instrument, or statement contemplated by or made or delivered pursuant to or in connection with this Agreement, shall prove to have been incorrect in any material respect when made.

          (g) The rendering against the Borrower of a final judgment, decree or order for the payment of money in excess of $50,000 and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 30 consecutive days without a stay of execution.

          (h) A default under any bond, debenture, note or other evidence of indebtedness of the Borrower (other than to the Bank) or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture or other instrument;

          (i) Any Plan shall have been terminated, or a trustee shall have been appointed by an appropriate United States District Court to administer any Plan, or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan, or withdrawal liability shall have been asserted against the Borrower, any Subsidiary or any ERISA Affiliate by a Multiemployer Plan; or the Borrower, any Subsidiary or any ERISA Affiliate shall have incurred liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or Plan participants in excess of $1,000,000 with respect to any Plan; or any Reportable Event that the Bank may determine in good faith might constitute grounds for the termination of any Plan, for the appointment by the appropriate United States District Court of a trustee to administer any Plan or for the imposition of withdrawal liability with respect to a Multiemployer Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to the Borrower by the Bank.

          (j) An event of default shall occur under the Security Agreement or the Mortgage, or under any other security agreement, mortgage, deed of trust, assignment or other instrument or agreement directly or indirectly securing any obligations of the Borrower hereunder or under any Note or any guaranty of such obligations.

          (k) Any Subsidiary shall repudiate, purport to revoke, or fail to perform any of that Subsidiary's obligations under its Guaranty.

          (l) Default in the payment of any amount owed by the Borrower to the Bank other than hereunder or under the Notes and the continuance of such default for a period of 10 days.

          (m) A writ of attachment, garnishment, levy or similar process shall be issued against or served upon the Bank with respect to (i) any property of the Borrower or any Subsidiary in the possession of the Bank, or (ii) any indebtedness of the Bank to the Borrower or any Subsidiary.

          (n) The Borrower fails to obtain at least $300,000 in proceeds from Subordinated Debt on or after June 1, 1996 and before July 31, 1996, and at least $112,000 in proceeds from Subordinated Debt on or after August 1, 1996 and before August 31, 1996.

     Section 7.2 Rights and Remedies. The Bank presently intends to refuse to make Revolving Advances and to demand payment of all indebtedness outstanding under the Revolving Note upon the occurrence of an Event of Default. The Borrower acknowledges and understands, however, that the Bank has the absolute right to refuse to make any Revolving Advance and to demand payment of the Revolving Note whether or not (a) an Event of Default has occurred, (b) the Borrower's financial or other condition has changed, (c) the Bank has, at the time or in connection with any previous demand, given notice of its intention to make demand, or (d) such demand shall cause any loss or damage to the Borrower. Without limiting the foregoing, upon the occurrence of an Event of Default or at any time thereafter until such Event of Default is cured to the written satisfaction of the Bank, the Bank may exercise any or all of the following rights and remedies:

          (a) The Bank may, by notice to the Borrower, declare the Revolving Facility to be terminated, whereupon the same shall forthwith terminate.

          (b) The Bank may, by notice to the Borrower, declare the entire unpaid principal amount of the Notes then outstanding, all interest accrued and unpaid thereon, and all other amounts payable under this Agreement to be forthwith due and payable, whereupon such Note, all such accrued interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower.

          (c) The Bank may, without notice to the Borrower and without further action, apply any and all money owing by the Bank to the Borrower to the payment of the Notes then outstanding, including interest accrued thereon, and of all other sums then owing by the Borrower hereunder.

          (d) The Bank may exercise and enforce its rights and remedies under the Security Agreement and/or the Mortgage.

          (e) The Bank may exercise any other rights and remedies available to it by law or agreement

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in Section 7.1(e) or 7.1(m) hereof, the entire unpaid principal amount of the Notes then outstanding, all interest accrued and unpaid thereon, and all other amounts payable under this Agreement shall be immediately due and payable without presentment, demand, protest or notice of any kind.

                                  ARTICLE VIII
                                  Miscellaneous

     Section 8.1 Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Bank (and any and all of its parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns, together with all of its present and former directors, officers, agents and employees) from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any such party has had, now has or has made claim to have against any such party for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Agreement, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

     Section 8.2 No Waiver; Cumulative Remedies. No failure or delay on the part of the Bank in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall the Bank's acceptance of payments while any Default or Event of Default is outstanding operate as a waiver of such Default or Event of Default, or any right, power or remedy under the Loan Documents; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereo for the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

     Section 8.3 Amendments, Etc. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom shall be effective unless the same shall be in writing and signed by the Bank and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

     Section 8.4 Notice. Except as otherwise expressly provided herein, all notices and other communications hereunder shall be in writing and shall be (i) personally delivered, (ii) transmitted by registered mail, postage prepaid,
(iii) sent by Federal Express or similar expedited delivery service, or (iv) transmitted by telecopy, in each case addressed to the party to whom notice is being given at its address as set forth by its signature below, if telecopied, transmitted to that party at its telecopier number set forth by its signature below; or, as to each party, at such other address or telecopier number as may hereafter be designated in a notice by that party to the other party complying with the terms of this Section. All such notices or other communications shall be deemed to have been given on (i) the date received if delivered personally or by mail, (ii) the date of receipt, if delivered by Federal Express or similar expedited delivery service, or (iii) the date of transmission if delivered by telecopy, except that notices or requests to the Bank pursuant to any of the provisions of Article II shall not be effective until received.

     Section 8.5 Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses incurred by the Bank in connection with the negotiation, preparation, execution, administration, amendment or enforcement of the Loan Documents and the other instruments and documents to be delivered hereunder and thereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Bank with respect thereto, whether paid to outside counsel or allocated to the Bank by in-house counsel. The Borrower also agrees to pay and reimburse the Bank for all of its out-of-pocket and allocated costs incurred in connection with each audit or examination conducted by the Bank, its employees or agents, which audits and examinations shall be for the sole benefit of the Bank.

     Section 8.6 Indemnification by Borrower. The Borrower hereby agrees to indemnify the Bank and each officer, director, employee and agent thereof (herein individually each called an "Indemnitee" and collectively called the "Indemnitees") from and against any and all losses, claims, damages, reasonable expenses (including, without limitation, reasonable attorneys' fees) and liabilities (all of the foregoing being herein called the "Indemnified Liabilities") incurred by an Indemnitee in connection with or arising out of the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the use of the proceeds of any Advance (including but not limited to any such loss, claim, damage, expense or liability arising out of any claim in which it is alleged that any Environmental Law has been breached with respect to any activity or property of the Borrower), except for any portion of such losses, claims, damages, expenses or liabilities incurred solely as a result of the gross negligence or willful misconduct of the applicable Indemnitee. If and to the extent that the foregoing indemnity may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. All obligations provided for in this Section shall survive any termination of this Agreement.

     Section 8.7 Execution in Counterparts. This Agreement and the other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Agreement or such other Loan Document, as the case may be, taken together, shall constitute but one and the same instrument.

     Section 8.8 Binding Effect, Assignment. The Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the prior written consent of the Bank.

     Section 8.9 Governing Law. The Loan Documents shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

     Section 8.10 Arbitration.

          a) Agreement to Arbitrate. Except for "core proceedings" under the United States Bankruptcy Code, the Bank and the Borrower agree to submit to binding arbitration all claims, disputes and controversies between or among them, whether in tort, contract or otherwise, and their respective employees, officers, directors, attorneys and other agents, that arise out of or relate in any way to (i) this Agreement or the other Loan Documents, and any other agreements delivered by the Borrower and its Subsidiaries to the Bank in connection herewith (the "Documents"), (ii) the negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination of the Documents, or (iii) requests for additional credit.

          (b) Rules Governing Arbitration and Selection of Arbitrator. Any arbitration proceeding will (i) proceed in Minneapolis, Minnesota; (ii) be governed by the Federal Arbitration Act (Title 9 of the United States
     Code); and (iii) be conducted in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA"). Any arbitration proceeding will be before a single neutral arbitrator who must be selected according to the AAA Rule and who has practiced law as a commercial attorney for at least ten years.

          (c) Statutes of Limitation and Procedural Issues. The arbitrator will determine whether or not an issue is arbitratable and will give effect to applicable statutes of limitation in determining any claim. Judgment upon the award rendered by the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary judgment. In any arbitration proceeding discovery will be permitted and will be governed by the Minnesota Rules of Civil Procedure. All discovery must be completed no later than 20 days before the hearing date and within 180 days of the commencement of arbitration proceedings. Any requests for an extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party's presentation and that no alternative means for obtaining information is available.

          (d) Exceptions to Arbitration. This agreement to arbitrate does not limit the right of either party to (i) foreclose against real or personal property collateral; (ii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or
     (iii) obtain provisional ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency of any arbitration proceeding. These exceptions do not, however, constitute a waiver of the right or obligation of either party to submit any dispute to arbitration, including those arising from the exercise of the remedies detailed in this paragraph.

          (e) Arbitration Costs and Fees. The arbitrator shall award costs and expenses of the arbitration proceeding in accordance with the provisions of this Agreement.

     Section 8.11 Waiver of Jury Trial. THE BORROWER AND THE BANK HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT AND THE NOTES OR THE RELATIONSHIPS ESTABLISHED HEREUNDER. The foregoing waiver is not intended to limit the arbitration requirement of Section 8.10 in any way, and is set forth only in the event that a given dispute is for any reason not required to be submitted to arbitration as contemplated by Section 8.10.

     Section 8.12 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

     Section 8.13 Prior Agreements. This Agreement and the other Loan Documents and related documents described herein restate and supersede in their entirety any and all prior agreements and understandings, oral or written, between the Bank and the Borrower.

     Section 8.14 Headings. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     Section 8.15 Termination and Repayment of Notes. As stated in this Agreement and in the Notes, the Notes, any fees and any other outstanding obligations of the Borrower to the Bank shall be due and payable in full on October 31, 1996. Failure to pay the Notes (including interest thereon), fees and other outstanding obligations in full on or before October 31, 1996 shall constitute an Event of Default. The Borrower acknowledges that upon the occurrence of any Event of Default, the Bank has the immediate right (without limitation) to commence action against the Borrower and Subsidiaries to enforce payment of the Notes and Guaranties and to commence foreclosure proceedings under the Security Agreement, the Mortgage, and the other documents securing payment of the Notes.

     Section 8.16 Restatement of Earlier Agreement. This Agreement is executed for the purpose of replacing and restating the Old Credit Agreement. Upon execution of this Agreement by the Bank and the Borrower, neither the Bank nor the Borrower shall have any obligation to the other under the Old Credit Agreement, except that the Borrower shall continue to have the obligation to pay any fees remaining unpaid under the Old Credit Agreement that had accrued through the effective date of this Agreement and to pay principal of and interest on the promissory notes issued pursuant to the Old Credit Agreement through the date such notes are replaced by the Notes issued hereunder.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

Address:                                     NORTHWEST TELEPRODUCTION, INC.
4455 West 77th Street
Minneapolis, Minnesota 55435
Attention: James Steffen
Telecopier 612-835-0971                      By /s/ James N. Steffen
                                                   James N. Steffen
                                                   Its Vice President

Address:                                     NORWEST BANK MINNESOTA,
Loan Support Team                            NATIONAL ASSOCIATION
Suite 500
730 Second Avenue South
Minneapolis, Minnesota 55479-1069
Attention: John G. Diehl
Telecopier:  612-667-1054                    By /s/ John G. Diehl
                                                   John G. Diehl
                                                   Its Vice President

                       Signature Page to Credit Agreement

                             EXHIBITS AND SCHEDULES


              Exhibit A-1                    Revolving Note

              Exhibit A-2                    First Term Note

              Exhibit A-3                    Second Term Note

              Exhibit B                      Form of Compliance Certificate

              Exhibit C                      Borrowing Base Certificate

                          ----------------------------

              Schedule 4.4                   Subsidiaries

              Schedule 6.1                   Permitted Liens

              Schedule 6.2                   Permitted Indebtedness

              Schedule 6.3                   Permitted Guaranties

                                                                   Exhibit A-1
                                 REVOLVING NOTE
$1,360,000                                              Minneapolis, Minnesota
                                                       Dated as of July 1, 1996



     For value received, Northwest Teleproductions, Inc., a Minnesota corporation (the "Borrower"), promises to pay to the order of Norwest Bank Minnesota, National Association, a national banking association (the "Bank"), at the Bank's office at Suite 500, 730 Second Avenue South, Minneapolis, Minnesota 55479-1069, ON DEMAND, the principal sum of One Million Three Hundred Sixty Thousand Dollars ($1,360,000), or, if less, the aggregate unpaid principal amount of all advances made by the Bank to the Borrower pursuant to Section 2.1 of the Credit Agreement dated as of July 24, 1996 between the Borrower and the Bank (together with all amendments, modifications and restatements thereof, the "Credit Agreement"), and to pay interest on the principal balance of this Note outstanding from time to time at the rate or rates determined pursuant to the Credit Agreement.



     Interest accruing on the principal balance of this Note shall be due and payable on demand, but until demand is made, interest accruing on the principal balance of this Note each month shall be due and payable on the first day of the following month.



     This Note is issued pursuant to, and is subject to, the Credit Agreement.



     This Note is issued in substitution for, but not in payment of, the Borrower's Replacement Revolving Note dated September 28, 1992, payable to the order of the Bank in the face principal amount of $1,750,000.



     The Borrower shall pay all costs of collection, including reasonable attorneys' fees and legal expenses, if this Note is not paid when due, whether or not legal proceedings are commenced.

     Presentment or other demand for payment, notice of dishonor and protest are expressly waived.



                         NORTHWEST TELEPRODUCTIONS, INC.

                         By /s/ James N. Steffen
                              James N. Steffen
                              Its Vice President

                                                                  Exhibit A-2
                                 FIRST TERM NOTE
$1,160,000                                               Minneapolis, Minnesota
                                                       Dated as of July 1, 1996

     For value received, Northwest Teleproductions, Inc., a Minnesota corporation (the "Borrower"), promises to pay to the order of Norwest Bank Minnesota, National Association, a national banking association (the "Bank"), at the Bank's office at Suite 500, 730 Second Avenue South, Minneapolis, Minnesota 55479-1069, the principal sum of One Million One Hundred Sixty Thousand Dollars ($1,160,000), and to pay interest on the principal balance of this Note outstanding from time to time at the rate or rates determined pursuant to the Credit Agreement dated as of July 24, 1996 between the Borrower and the Bank (together with all amendments, modifications and restatements thereof, the "Credit Agreement"). Interest accruing on the principal balance of this Note each month shall be due and payable on the first day of the following month.

     In addition to the payments of interest required above, the principal balance of this Note shall be due and payable in 3 equal monthly installments of $5,000 each, due and payable on the first day of each month, commencing August 1, 1996, and in one final installment due on October 31, 1996, which installment shall be in an amount equal to the entire principal balance of this Note then unpaid.

     This Note is issued pursuant to, and is subject to, the Credit Agreement.

     This Note is issued in substitution for, but not in payment of, the Borrower's Replacement First Term Note dated September 28, 1992, payable to the order of the Bank in the original principal amount of $2,655,000.

     The Borrower shall pay all costs of collection, including reasonable attorneys' fees and legal expenses, if this Note is not paid when due, whether or not legal proceedings are commenced.

     Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                             NORTHWEST TELEPRODUCTIONS, INC.

                             By /s/ James N. Steffen
                                   James N. Steffen
                                   Its Vice President

                                                                   Exhibit A-3
                                SECOND TERM NOTE
$2,095,000                                               Minneapolis, Minnesota
                                                       Dated as of July 1, 1996

     For value received, Northwest Teleproductions, Inc., a Minnesota corporation (the "Borrower"), promises to pay to the order of Norwest Bank Minnesota, National Association, a national banking association (the "Bank"), at the Bank's office at Suite 500, 730 Second Avenue South, Minneapolis, Minnesota 55479-1069, the principal sum of Two Million Ninety-Five Thousand Dollars ($2,095,000), and to pay interest on the principal balance of this Note outstanding from time to time at the rate or rates determined pursuant to the Credit Agreement dated as of July 24, 1996 between the Borrower and the Bank (together with all amendments, modifications and restatements thereof, the "Credit Agreement").

     Interest accruing on the principal balance of this Note each month shall be due and payable on the first day of the following month.

     In addition to the payments of interest required above, the principal balance of this Note shall be due and payable in 3 regular monthly installments due and payable on the first day of each month, commencing August 1, 1996, and in one final installment due and payable on October 31, 1996. The amount of each installment prior to the final installment shall be the amount set forth below opposite the applicable due date:

    Installments Due During the Period                   Installment Amount
    August 1, 1996                                                 $70,000
    September 1, 1996 and October 1, 1996                         $140,000


The final installment due on October 31, 1996 shall be in an amount equal to the entire principal balance of this Note then unpaid.



     This Note is issued pursuant to, and is subject to, the Credit Agreement.



     This Note is issued in substitution for, but not in payment of, the Borrower's Fourth Replacement Second Term Note dated August 25, 1995, payable to the order of the Bank in the original principal amount of $3,675,000.



     The Borrower shall pay all costs of collection, including reasonable attorneys' fees and legal expenses, if this Note is not paid when due, whether or not legal proceedings are commenced.

     Presentment or other demand for payment, notice of dishonor and protest are expressly waived.



                                     NORTHWEST TELEPRODUCTIONS, INC.




                                    By /s/ James N. Steffen
                                          James N. Steffen
                                          Its Vice President

                                                           Exhibit B

                             COMPLIANCE CERTIFICATE

                                                   ______________________, 1996

Norwest Bank Minnesota, National Association

Suite 500

730 Second Avenue South

Minneapolis, Minnesota 55479-1069



                             Compliance Certificate

Ladies and Gentlemen:



     Reference is made to the Credit Agreement dated July 24, 1996 among Northwest Teleproductions, Inc. (the "Borrower") and Norwest Bank Minnesota, National Association (the "Credit Agreement").



     All terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings given them in the Credit Agreement.



     This  is  a  Compliance   Certificate  submitted  in  connection  with  the
Borrower's financial statements (the "Statements") as of _____________________, 1996 (the "Effective Date").

     I hereby certify to you as follows:



     1. I am the chief financial officer of the Borrower, and I am familiar with the financial statements and financial affairs of the Borrower.



     2. The Statements have been prepared in accordance with generally accepted accounting principles applied on a basis that is consistent in all material respects with the accounting practices reflected in the annual financial statements referred to in Section 4.5.

     3. The following computations set forth the Borrower's compliance or non-compliance with the requirements set forth in Sections, 5.8, 5.9,
          5.10 and 5.11 as of the Effective Date:



                                                                     Requirement



5.9 Consolidated Debt to Consolidated Tangible

    Net Worth plus Subordinated Debt

Consolidated                $___________
Debt
Consolidated                $___________
Tangible Net
Worth
Subordinated                $___________
Debt
Ratio                                           __________:1            2.00:1



5.10 Current Ratio

Consolidated                $___________
Current Assets
Consolidated                $___________
Current
Liabilities
Ratio                                          __________:1            Through
                                                               6/30/96: 0.65:1

                                                                From 7/1/96
                                                                through 7/31/96:
                                                                0.70
                                                                From 8/1/96 and
                                                                thereafter:
                                                                0.80:1

5.11 Net Profit                              $___________       From 7/31/96
                                                                and thereafter:
                                                                $50,000

5.12                           $___________               Through
Consolidated                                              5/31/96:
Tangible Net                                              $3,478,000
Worth                                                     From 6/1/96
plus                                                      through 6/30/96:
Subordinated                                              $3,350,000
Debt                                                      From 7/1/96
                                                          through 7/31/96:
                                                          $3,750,000
                                                          From 8/1/96
                                                          through 8/31/96:
                                                          3,800,000
                                                          Thereafter:
                                                          $3,850,000



     Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of, the financial covenants referred to above.



     4. I have no knowledge of the occurrence of any Default or Event of Default, except as set forth in the attachments, if any, hereto.





                                Very truly yours,



                                NORTHWEST TELEPRODUCTIONS, INC.







                                By
                                Its

                                                                      Exhibit C

                                                                        1 of 2


                           Borrowing Base Certificate

                         Northwest Teleproductions, Inc.

                           as of ______________, 19___



To:      Norwest Bank Minnesota, National Association



As an inducement to you to continue presently existing loans and other accommodations and make additional loans in such amount and for such length of time as you may elect in reliance upon the security given to you, we hereby certify that the following computation of the Borrowing Base is true and correct pursuant to the terms of the Credit Agreement dated as of July 24, 1996 by and between Northwest Teleproductions, Inc. and Norwest Bank Minnesota, N.A.



1.  NON-GOVERNMENT ACCOUNTS RECEIVABLE

  A.  Northwest Teleproduction, Inc. (NWT and NPAT)
         Gross Receivables                                          __________
         Less:  Ineligibles:
                  a)  Amounts over 89 days old         __________

                  b)  Amounts 89 days or less with
                  more than 10% of
                  the total account more than 89
                  days old                             __________
                  c)  Other ineligibles *
                  (attach detail)                      __________
                  Total Ineligibles                                (__________)

         Total Eligible Accounts NWT and NPAT                       __________


  B.  Southwest Teleproductions, Inc. (SWT)
         Gross Receivables                                          __________
         Less:  Ineligibles:
                  a)  Amounts over 89 days old        ___________
                  b)  Amounts 89 days or less with
                  more than 10% of the total
                  account more than 89 days old       ___________
                  c)  Other ineligibles *(attach detail)_________
                  Total Ineligibles                                (__________)

Total Eligible Accounts SWT                                         __________

  C.  Northwest Teleproductions/Chicago, Inc. (Chicago)
         Gross Receivables                                          __________
         Less:  Ineligibles:
                  a)  Amounts over 89 days old           __________
                  b)  Amounts 89 days or less with
                  more than 10% of the total             __________
                  account more than 89 days old
                  c)  Other ineligibles *(attach detail) __________
                  Total Ineligibles                                 (_________)

         Total Eligible Accounts Chicago                             _________


  D.  Combined Non-Government Accounts (A+B+C)
         Gross Receivables                                           _________
         Less:  Ineligibles:
                  a)  Amounts over 89 days old           __________
                  b)  Amounts 89 days or less with       __________
                  more than 10% of the total account
                  more than 89 days old
                  c)  Other ineligibles *(attach detail) __________
                  Total Ineligibles                                 (_________)
         Total Eligible Accounts                                     _________

         Advance Rate                                                    75%

         Total Non-Government Accounts Receivable Availability       _________

2.  GOVERNMENT ACCOUNTS RECEIVABLE

    Northwest Teleproductions, Inc. (NWT)
         Gross Receivables                                           _________
         Less:  Ineligibles:
                  a)  Amounts over 89 days old           __________
                  b)  Amounts 89 days or less with       __________
                  more than 10% of the total account
                  more than 89 days old
                  c)  Other ineligibles *                __________
                  Total Ineligibles                                 (_________)
         Total Eligible Government Accounts NWT                      _________

         Advance Rate                                                    80%

         Government Accounts Receivable Availability                 _________

3.  SUMMARY

         Total Non-Government Accounts Receivable Availability       _________
         Government Accounts Receivable Availability                 _________
         Total Accounts Receivable Availability                      _________
         Less:  Revolving Note Balance                              (_________)

         Subtotal margin (deficiency)                                _________
         Borrowing Base Adjustment**                                 _________
         Borrowing Base Margin (Deficiency)                          _________




Date                                          Northwest Teleproductions, Inc.





                                              By:

                                              Its:



* "Other Ineligibles" includes amounts subject to dispute, bankruptcy, insolvency, assignment to another creditor, setoff or contra accounts; or amounts for goods or services not completed, delivered approved and accepted by the account debtor; or amounts owing from account debtors not based in the United States, affiliates, subsidiaries, officers, directors or employees of Northwest Teleproductions, Inc. or its Subsidiaries.



**  "Borrowing Base Adjustment:"

     through July 30, 1996        $400,000   August 16-30, 1996         $100,000

     July 31-August 15, 1996      $200,000   August 31, 1996 and thereafter   $0

                                                                      Exhibit C

                                                                        2 of 2



                       Interim Borrowing Base Certificate

                         Northwest Teleproductions, Inc.

                          as of _______________, 19___



To:  Norwest Bank Minnesota, National Association


As an inducement to you to continue presently existing loans an debtor accommodations and make additional loans in such amount and for such length of time as you may elect in reliance upon the security given to you, we hereby certify that the following computation of the Borrowing Base is true and correct pursuant to the terms of the Credit Agreement dated as of July 24, 1996 by and between Northwest Teleproductions, Inc. and Norwest Bank Minnesota, N.A.



1.  NON-GOVERNMENT ACCOUNTS RECEIVABLE

  A.  Northwest Teleproduction, Inc. (NWT and NPAT)
         Total Eligible Accounts for month
         ending _________*                                           _________
         Adjustments since last month-end certificate:
                  Add:     Sales                           _________
                           Reductions to ineligibles       _________
                           over 89 days or 10% rule
                  Less:    Receipts                       (_________)
                           Credits                        (_________)
                           Additions to trade ineligibles (_________)
                  Changes to other ineligibles**   +/(-)   _________
                  Net Adjustments                               +/(-)_________
         Total Eligible Accounts NWT and NPAT                        _________

  B.  Southwest Teleproductions, Inc. (SWT)
         Total  Eligible  Accounts for month                         _________
         ending  _____________*
         Adjustments since last month-end certificate:
                 Add:     Sales                            _________
                          Reductions to ineligibles
                          over 89 days or 10% rule         _________
                  Less:    Receipts                       (_________)
                           Credits                        (_________)
                           Additions to trade ineligibles (_________)
                  Changes to other ineligibles**  +/(-)    _________
                  Net Adjustments                              +/(-) _________
         Total Eligible Accounts SWT                                 _________

 C.  Northwest Teleproductions/Chicago, Inc. (Chicago)
         Total Eligible Accounts for month                           _________
         ending _____________*
         Adjustments since last month-end certificate:
                  Add:     Sales                           _________
                           Reductions to ineligibles       _________
                           over 89 days or 10% rule
                  Less:    Receipts                       (_________)
                           Credits                        (_________)
                           Additions to trade ineligibles (_________)
                  Changes to other ineligibles**    +/(-)  _________
                  Net Adjustments                              +/(-) _________
         Total Eligible Accounts Chicago                             _________

  D.  Combined Non-Government Accounts (A+B+C)
         Combined Total Eligible Accounts for                        _________
         month ending _____________*
         Combined adjustments since last month-end
         certificate:
                  Add:     Sales                           _________
                           Reductions to ineligibles       _________
                           over 89 days or 10% rule
                  Less:    Receipts                       (_________)
                           Credits                        (_________)
                           Additions to trade ineligibles (_________)
                  Changes to other ineligibles**    +/(-)  _________
                  Net Adjustments                              +/(-) _________
         Combined Total Eligible Accounts                            _________
         Advance Rate                                                    75%
         Combined Total Non-Government Accounts Receivable           _________
         Availability




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



2.  GOVERNMENT ACCOUNTS RECEIVABLE

    Northwest Teleproductions, Inc. (NWT)
         Total Eligible Accounts for month                           _________
         ending  _____________*
         Adjustments since last month-end certificate:
                  Add:     Sales                           _________
                           Reductions to ineligibles       _________
                           over 89 days or 10% rule
                  Less:    Receipts                       (_________)
                           Credits                        (_________)
                           Additions to trade ineligibles (_________)
                  Changes to other ineligibles**    +/(-)  _________
                  Net Adjustments                               +/(-)_________
         Adjusted Total Eligible Accounts                            _________
         Advance Rate                                                     80%
         Government Accounts Receivable Availability                 _________

3.  SUMMARY

         Total Non-Government Accounts Receivable Availability       _________
         Government Accounts Receivable Availability                 _________
         Total Accounts Receivable Availability                      _________
         Less:  Revolving Note Balance                              (_________)
         Subtotal margin (deficiency)                                _________
         Borrowing Base Adjustment ***                               _________
         Borrowing Base Margin (Deficiency)                          _________





Date                                          Northwest Teleproductions, Inc.


                                              By:

                                              Its:



* Total Eligible Accounts from most recent Borrowing Base Certificate for month ended as noted.

** "Other Ineligibles" includes amounts subject to dispute, bankruptcy, insolvency, assignment to another creditor, setoff or contra accounts; or amounts for goods or services not completed, delivered, approved and accepted by the accounts debtor; or amounts owing from account debtors not based in the United States, or affiliates, subsidiaries, officers, directors or employees of Northwest Teleproductions, Inc. or its Subsidiaries.

***   "Borrowing Base Adjustment:"

      through July 30, 1996      $400,000    August 16-30, 1996         $100,000

      July 31-August 15, 1996    $200,000    August 31, 1996 and thereafter   $0

                                                                   Schedule 4.4

                                  Subsidiaries


   Subsidiary                                               % Owned by Borrower
Northwest Teleproductions/Chicago, Inc.                                100%
Northwest Teleproductions/Kansas City, Inc.*                           100%
Southwest Teleproductions, Inc.                                        100%

*Has no assets; is not currently doing business.





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

                                  Schedule 6.1

                                 Permitted Liens


Against Northwest Teleproductions, Inc.

         A lien in favor of Deutsche Credit Corporation as evidenced by financing statement number 1426071 filed with the Minnesota Secretary of State on June 26, 1991.

         A lien in favor of Deutsche Credit Corporation as evidenced by financing statement number 1426072 filed with the Minnesota Secretary of State on June 26, 1991.

         A lien in favor of Deutsche Credit Corporation as evidenced by financing statement number 1438533 filed with the Minnesota Secretary of State on August 20, 1991.

         A lien in favor of the CIT Group/Equip. Financing as evidenced by financing statement number 1455930 filed with the Minnesota Secretary of State on November 8, 1991.

         A lien in favor of Deutsche Credit Corporation as evidenced by financing statement number 2885734 filed with the Illinois Secretary of State on August 20, 1991.

         A  mortgage  lien  and   assignment  of  rents  in  favor  of  Lutheran
         Brotherhood securing indebtedness described on Schedule 6.2.


Against Southwest Teleproductions, Inc.

     A lien in favor of Deutsche Credit corporation as evidenced by financing statement number 91-128257 filed with the Texas Secretary of State on July 1, 1991.

     A deed of trust lien and an assignment of rentals in favor of First Texas Savings Association of Dallas securing indebtedness described on Schedule 6.2.



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

                                  Schedule 6.2

                             Permitted Indebtedness


Indebtedness payable to Lutheran Brotherhood relating to a $450,000 mortgage, dated December 30, 1971, between Expressway Properties, Inc., a Minnesota corporation, as Mortgagor, and Lutheran Brotherhood, a Minnesota corporation, as Mortgagee, with an outstanding principal balance of approximately $30,000; and an assignment of rents, dated December 30, 1971, by Expressway Properties, Inc., a Minnesota corporation, to Lutheran Brotherhood, a Minnesota corporation.



Indebtedness payable to First Texas Savings Association of Dallas relating to a Deed of Trust, dated July 14, 1977, to secure $250,000 promissory note executed by Vantage Properties, Inc. to Frank E. McLain, trustee, for the benefit of First Texas Savings Association of Dallas, with an outstanding principal balance of approximately $120,000; and an Assignment of Rentals, dated July 14, 1977, executed by Vantage Properties, Inc. to First Texas Savings Association of Dallas.



Indebtedness relating to that certain Lease, dated April, 1980, between DISC-GO, INC., a Missouri corporation, as tenant, and John M. Boyd and Marlene K. Boyd, as landlords, as amended by Amendment of Lease, dated May 7, 1984, between said Landlords, Northwest Teleproductions, Inc., a Minnesota corporation, and Northwest Teleproductions/Kansas City, Inc.



Indebtedness payable to Deutsche Credit Corporation relating to leased equipment as described in the filings listed on Schedule 6.1.



Indebtedness payable to the CIT Group/Equipment Financing relating to leased equipment as described in the filings listed on Schedule 6.1.





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


                                                                  Schedule 6.3

                              Permitted Guaranties



None.

                                       54